                                                                   EXHIBIT 10.20


Draft dated October 10, 2000

================================================================================



                          AMERICAN HOMESTAR CORPORATION




                     2000-B AMENDMENT AND WARRANT AGREEMENT


                         dated as of September 29, 2000

                                       to

  Amended and Restated Note Purchase Agreements dated as of September 15, 1998


  Re:               $61,000,000 8.32% Senior Notes
                          Due July 10, 2007

                               and

             Note Purchase Agreements dated as of September 15, 1998


  Re:           $46,000,000 7.25% Senior Notes, Series A
                        Due September 15, 2008

                               and

                     $5,000,000 7.14% Senior Notes, Series B
                             Due September 15, 2008

================================================================================

                                TABLE OF CONTENTS

                          (Not a part of the Agreement)

                                TABLE OF CONTENTS

SECTION                                                HEADING                                                PAGE
SECTION 1.                 WAIVERS AND AMENDMENTS TO EXISTING NOTE PURCHASE AGREEMENTS AND
                           OUTSTANDING NOTES......................................................................2


SECTION 2.                 CONDITIONS PRECEDENT...................................................................8


SECTION 3.                 REPRESENTATIONS AND WARRANTIES.........................................................9


SECTION 4.                 MISCELLANEOUS.........................................................................10


Signature Pages..................................................................................................11


SCHEDULE I -- Holder Information
EXHIBIT A  -- Form of Warrant
EXHIBIT B  -- Form of Opinion of Counsel to the Company
EXHIBIT C  -- Form of New Outstanding Amended and Restated Note
EXHIBIT D  -- Form of New Outstanding 1998 Note
EXHIBIT E  -- Form of PIK Note relative to Outstanding Amended and
              Restated Notes
EXHIBIT F  -- Form of PIK Note relative to Outstanding 1998 Notes

                          AMERICAN HOMESTAR CORPORATION


                     2000-B AMENDMENT AND WARRANT AGREEMENT


          Re: Amended and Restated Note Purchase Agreements dated as of
                             September 15, 1998 and
             Note Purchase Agreements dated as of September 15, 1998


                                                                     Dated as of
                                                              September 29, 2000

To Each of the Noteholders
listed in Schedule I
to this 2000-B Amendment and Warrant Agreement


Ladies and Gentlemen:

         Reference is made to (i) the separate Amended and Restated Note Purchase Agreements each dated as of September 15, 1998, as previously amended and/or restated (the "Existing Amended and Restated Note Purchase Agreements") between American Homestar Corporation, a Texas corporation (the "Company"), and the Purchasers named on Schedule A attached thereto, respectively, under and pursuant to which the Company issued, and there are currently outstanding $61,000,000 aggregate principal amount of 8.32% Senior Notes due July 10, 2007 as previously amended or restated (the "Outstanding Amended and Restated Notes") and to (ii) the separate Note Purchase Agreements each dated as of September 15, 1998, as previously amended (the "Existing 1998 Note Purchase Agreements") between the Company and Purchasers named on Schedule A attached thereto, respectively, under and pursuant to which the Company issued, and there are currently outstanding $46,000,000 aggregate principal amount of 7.25% Senior Notes, Series A, due September 15, 2008, as amended (the "Outstanding Series A 1998 Notes") and $5,000,000 aggregate principal amount of 7.14% Senior Notes, Series B, due September 15, 2008, amended (the "Outstanding Series B 1998 Notes" and together with the Outstanding Series A 1998 Notes, the "Outstanding 1998 Notes"). The Outstanding Amended and Restated Notes and the Outstanding 1998 Notes are sometimes hereinafter referred to collectively as the "Outstanding Notes" and the Existing Amended and Restated Note Purchase Agreements and Existing 1998 Note Purchase Agreements are sometimes hereinafter referred to collectively as the "Existing Note Purchase Agreements."

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company requests the amendment of certain provisions of the Existing Note Purchase Agreements and Outstanding Notes as hereinafter provided.

         Upon your acceptance hereof in the manner hereinafter provided and upon satisfaction of all conditions to the effectiveness hereof and receipt by the Company of similar acceptances from all of the holders of the Outstanding Notes, this 2000-B Amendment and Warrant

Agreement shall constitute a contract between us amending the Existing Note Purchase Agreements and Outstanding Notes in the respects, but only in the respects, hereinafter set forth:

SECTION 1. WAIVERS AND AMENDMENTS TO EXISTING NOTE PURCHASE AGREEMENTS AND OUTSTANDING NOTES.

         Section 1.1. Upon satisfaction of the conditions set forth in Section 2 hereof, the Noteholders hereby waive compliance (from and after September 30, 2000 to and including September 29, 2001), and the effects of non-compliance (from and after September 30, 2000 to and including September 29, 2001), by the Company with Section 10.5 of the Existing Note Purchase Agreements to the extent that the Fixed Charges Coverage Ratio is less than the respective ratio set forth opposite each date set forth below in the following table:

                                                   Minimum Fixed Charges
        Fiscal Quarter End                            Coverage Ratio
        -------------------                        ----------------------
        September 30, 2000                                 1.50x
        December 31, 2000                                  1.50x
        March 31, 2001                                     1.75x
        June 30, 2001                                      2.0x

For the avoidance of doubt, the Company specifically understands and acknowledges that the waiver set forth above does not extend to any Default or Event of Default under Section 10.5 for the quarter ended September 30, 2001.

         The Company understands and agrees that the waivers contained in this
Section 1.1 pertain only to the Defaults and Events of Default herein described and only to the extent so described and not to any other Default or Event of Default which may exist under, or any other matters arising in connection with, the Existing Note Purchase Agreements or to any rights which the Noteholders have arising by virtue of any such other actions or matters.

         Section 1.2. Section 1.2 of each of the Existing Amended and Restated Note Purchase Agreements shall be and is hereby amended and restated to read as follows:

                  "Section 1.2. Additional Interest. (a) In addition to, and not in limitation or reduction of, any other amounts paid or payable by the Company in respect of the Notes (including additional interest at the Default Rate), the stated interest rate payable on the Notes from September 30, 2000 to and including September 29, 2001 shall be increased by 5.25% to an aggregate interest rate of 13.57% per annum plus applicable interest payable upon an Event of Default and shall continue to bear interest after September 29, 2001 at a rate per annum equal to 10.07% (plus, when applicable, additional interest at the Default Rate) provided, however, that the interest rate applicable to the Notes shall be 8.32% per annum (plus, if applicable, additional interest at the Default Rate), for any and all periods after September 29, 2001 during which (i) the Fixed Charges Coverage Ratio determined in accordance with Section 10.5 is greater than 2.25 to 1.00 and (ii) no Event of Default shall exist. Any such additional amount of interest shall be payable, with respect to each Note, as additional interest on the Notes on the next scheduled interest payment date.

                   (b) You agree that on any date for payment of interest on the Notes from and including December 31, 2000 to and including September 30, 2001 (the "Interest Payment Dates"), the Company may elect to pay any interest in excess of 10.07% (per annum) then accrued on the Notes (such interest being referred to as the "Deferred Interest") by the issuance and delivery to you of Senior PIK Notes (the "PIK Notes") in an amount not exceeding such Deferred Interest, such PIK Notes to bear interest at the rate of 13.57% per annum, payable at maturity, to be expressed to mature on September 30, 2001 and to be substantially in the form attached hereto as Exhibit 1-B; provided that if the Company shall make an election to so pay any such Deferred Interest by the issuance of PIK Notes, it shall do so by the issuance of PIK Notes to all holders of outstanding Notes on an equal and ratable basis. Delivery of the PIK Notes will be made directly to you in the manner provided in SECTION 18 (other than facsimile communication) on each Interest Payment Date (the "PIK Issuance Dates") on which the Company elects to pay Deferred Interest on the Notes by the issue and delivery of PIK Notes. Unless you otherwise specify prior to any PIK Issuance Date, the PIK Notes delivered to you on such PIK Issuance Date will be delivered to you in the form of a single PIK Note registered in your name or in the name of such nominee as may be specified in Schedule I attached hereto. References to the "Notes" herein shall include the PIK Notes.

                   (c) Notwithstanding anything contained in this Section 1.2 or in this Agreement to the contrary, the PIK Notes shall be subject to prepayment at the unpaid principal amount thereof together with accrued and unpaid interest thereon at any time and from time to time provided that the Company shall have given prior written notice of such prepayment to the holders not less than 30 days or more than 60 days prior to the date selected for such prepayment by the Company in such written notice. The PIK Note shall be due and payable on the date for prepayment designated in such notice.

                   (d) Notwithstanding anything contained herein or in the Notes (including the PIK Notes) to the contrary, if on September 30, 2001, the Company shall pay in full in cash all accrued and unpaid interest on the PIK Notes, and no other Default or Event of Default exists hereunder as of September 29, 2001, the Company shall have the right, by written election to the holders of the Notes to be delivered on or prior to September 30, 2001, to elect that the unpaid principal amount of the PIK Notes (including the PIK Notes issued on September 30, 2001) be deemed to be incorporated into the principal amount of the related Note with respect to which the PIK Notes were originally issued. In such event, the PIK Notes shall be deemed to have been paid in full and such principal amount shall then and thereafter be deemed to be incorporated into the principal amount of the related Note from and after September 30, 2001 and the holder of such related Note shall have the right, at its written request to the Company, to have its Note replaced by a new Note reflecting such increased principal amount."

         Section 1.3. Section 1.2 of each of the Existing 1998 Note Purchase Agreements shall be and is hereby amended and restated to read as follows:

                  "Section 1.2 Additional Interest. (a) In addition to, and not in limitation or reduction of, any other amounts paid or payable by the Company in respect of the Notes (including additional interest at the Default Rate), the stated interest rate payable on the Notes from September 30, 2000 to and including September 29, 2001 shall be increased by 5.25% to an aggregate amount of 12.50% per annum in respect of the Series A Notes, and 12.39% per annum in respect of the Series B Notes, plus applicable interest payable upon an Event of Default and shall continue to bear interest after September 29, 2001 at a rate per annum equal to 9.00% in the case of the Series A Notes and 8.89% in the case of the Series B Notes (plus, when applicable, additional interest at the Default Rate) provided, however, that the interest rate applicable to the Notes shall be 7.25% in the case of the Series A Notes and 7.14% in the case of the Series B Notes, in each case per annum (plus, if applicable, additional interest at the Default
         Rate), for any and all periods after September 29, 2001 during which
         (i) the Fixed Charges Coverage Ratio determined in accordance with
         Section 10.5 is greater than 2.25 to 1.00 and (ii) no Event of Default shall exist. Any such additional amount of interest shall be payable, with respect to each Note, as additional interest on the Notes on the next scheduled interest payment date.

                   (b) (i) You agree that on any date for payment of interest on the Series A Notes from December 31, 2000 to and including September 30, 2001 (the "Series A Interest Payment Dates"), the Company may elect to pay any interest in excess of 9.00% (per annum) then accrued on the Series A Notes (such interest being referred to as the "Series A Deferred Interest") by the issuance and delivery to you of Series A PIK Notes (the "Series A PIK Notes") in an amount not exceeding such Series A Deferred Interest, such Series A PIK Notes to bear interest at the rate of 12.50% per annum, payable at maturity, to be expressed to mature on September 30, 2001 and to be substantially in the form attached hereto as Exhibit 1-C; provided that if the Company shall make an election to so pay any such Series A Deferred Interest by the issuance and delivery of PIK Notes, it shall do so by the issuance of Series A PIK Notes to all holders of outstanding Series A Notes on an equal and ratable basis.

                           (ii) You agree that on any date for payment of
                  interest on the Series B Notes from and including December 31, 2000 to and including September 30, 2001 (the "Series B Interest Payment Dates," and together with the Series A Interest Payment Dates, the "Interest Payment Dates"), the Company may elect to pay any interest in excess of 8.89% (per annum) then accrued on the Series B Notes (such interest being referred to as the "Series B Deferred Interest") by the issuance and delivery to you of Series B PIK Notes (the "Series B PIK Notes", together with the Series A PIK Notes, the "PIK Notes") in an amount not exceeding such Series B Deferred Interest, such Series B PIK Notes to bear interest at the rate of 12.39% per annum, payable at maturity, to be expressed to mature on September 29, 2001 and to be substantially in the form attached hereto as Exhibit 1-D; provided that if the Company shall make an election to so pay any such Series B Deferred Interest by the issuance and delivery of PIK Notes, it shall do so by the issuance and delivery of Series B PIK Notes to all holders of outstanding Series B Notes on an equal and ratable basis.

                          (iii) Delivery of the PIK Notes will be made directly
                  to you in the manner provided in SECTION 18 (other than facsimile communication) on each Interest Payment Date (the "PIK Issuance Dates") on which the Company elects to pay interest on the Notes by the issuance of PIK Notes. Unless you otherwise specify prior to any PIK Issuance Date, the PIK Notes delivered to you on such PIK Issuance Date will be delivered to you in the form of a single PIK Note registered in your name or in the name of such nominee as may be specified in Schedule I attached hereto.

                   (c) Notwithstanding anything contained in this Section 1.2 or in this Agreement to the contrary, the PIK Notes shall be subject to prepayment at the unpaid principal amount thereof together with accrued and unpaid interest thereon at any time and from time to time provided that the Company shall have given prior written notice of such prepayment to the holders not less than 30 days or more than 60 days prior to the date selected for such prepayment by the Company in such written notice. The PIK Note shall be due and payable on the date for prepayment designated in such notice.

                   (d) Notwithstanding anything contained herein or in the Notes (including the PIK Notes) to the contrary, if on September 30, 2001, the Company shall pay in full in cash all accrued and unpaid interest on the PIK Notes, and no other Default or Event of Default exists hereunder as of September 29, 2001, the Company shall have the right, by written election to the holders of the Notes to be delivered on or prior to September 30, 2001, to elect that the unpaid principal amount of the PIK Notes (including the PIK Notes issued on September 30, 2001) be deemed to be incorporated into the principal amount of the related Note with respect to which the PIK Notes were originally issued. In such event, the PIK Notes shall be deemed to have been paid in full and such principal amount shall then and thereafter be deemed to be incorporated into the principal amount of the related Note from and after September 30, 2001 and the holder of such related Note shall have the right, at its written request to the Company to have its Note replaced by a new Note reflecting such increased principal amount."

        Section 1.4A. Section 8.1 of each of the Existing Note Purchase Agreements shall be and is hereby amended by adding the following thereto at the end thereof:

                  "In the event and to the extent that the principal amount of any PIK Notes is deemed added to the principal amount of the Notes with respect to which the PIK Notes were issued (such principal amount of the PIK Notes being referred to as the "Capitalized Interest Amount"), such Capitalized Interest Amount shall be subject to equal annual mandatory prepayment on each of the dates referred to hereinabove in this Section 8.1, which payments shall be at the par amount thereof and without the payment of the Make-Whole Amount.

         Section 1.4. Sections 10.4(a) and (b) of each of the Existing Note Purchase Agreements shall be and are hereby amended as follows:

                  "(a) Total Senior Debt minus the sum of (x) cash and cash equivalents of the Company and its Restricted Subsidiaries and (y) the amount of the Collateral subject to the Security Agreement, is less than (i) in the case of any determination prior to or on September 29, 2001, the lesser of (A) $200,000,000 and (B) 70% of Total
         Capitalization and (ii) in the case of any determination on or after September 30, 2001, 56% of Total Capitalization,

                  (b) the sum of Total Senior Debt plus Total Subordinated Debt minus the sum of (x) cash and cash equivalents of the Company and its Restricted Subsidiaries and (y) the amount of the Collateral subject to the Security Agreement is less than (i) in the case of any determination prior to or on September 29, 2001, the lesser of (A) $200,000,000 and (B) 70% of Total Capitalization and (ii) in the case of any determination after September 29, 2001, 65% of Total Capitalization,"

         Section 10.4 of each of the Existing Note Purchase Agreements shall be and is hereby further amended by adding the following to the end thereof:

                  "Notwithstanding anything contained in this Agreement (including, without limitation, the provisions of Section 10.4(c) or Section 10.8(l)) to the contrary, the Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume, guaranty or otherwise become, directly or indirectly liable with respect to any Priority Debt at any time on or after September 29, 2000 provided that the foregoing shall not prohibit the creation, incurrence, assumption or guaranty of any Priority Debt on and after September 30, 2001, if, at the time thereof and after giving effect to such Priority Debt (or such Lien as contemplated under Section 10.9(l)) and the concurrent retirement of any other Debt, no Default or Event of Default shall exist hereunder including, without limitation, under
                  Section 10.4(c) or Section 10.9(l)."

         Section 1.5. Section 10.7 of each of the Existing Note Purchase Agreements shall be and is hereby amended to add at the end of such section the following paragraph:

                  "Notwithstanding the foregoing, the Company shall not be in default under this Section 10.7 if the Company maintains Consolidated Net Worth at not less than, as of each of the dates in the column set forth below, the respective amount set forth each such date, in connection with any determination prior to or on September 29, 2001.

                                                       MINIMUM CONSOLIDATED
                  FISCAL QUARTER END                        NET WORTH

                  September 30, 2000                       $79,000,000
                  December 31, 2000                        $72,000,000
                  March 31, 2001                           $68,000,000
                  June 30, 2001                            $69,000,000

                  For the purposes of determining the amount of any Consolidated Net Worth under this paragraph only prior to or on September 29, 2001, the Company may exclude one-time charges resulting from restructurings, inventory sales/write-downs and the closure/sales of facilities incurred from and after September 30, 2000.

         Section 1.6. Section 10.11 of each of the Existing Note Purchase Agreements shall be and is hereby deleted and the following new Section 10.11 shall be substituted therefor as follows:

                  "Section 10.11. EBITDA Ratio. The Company will not permit the EBITDA Ratio determined as of the end of each fiscal quarter set forth in the table below to be less than the amount set forth opposite each such quarter end in the table below provided, for the purposes of a determination under this
                  Section 10.11, the determination for September 30, 2000 shall cover the three month period ending on said date, the calculation for December 31, 2000 shall cover the six month period ending on such date, the calculation for March 31, 2001 shall cover the nine month period ending on such date and the calculation for June 30, 2001 shall cover the fiscal year ending on such date:

                  FISCAL QUARTER ENDING                MINIMUM EBITDA RATIO

                  September 30, 2000                         0.15x
                  December 31, 2000                          0.30x
                  March 31, 2001                             0.60x
                  June 30, 2001                               .95x

         Section 1.7. The term "Restricted Investments" contained in Schedule B of each of the Existing Note Purchase Agreements shall be and is hereby amended by adding the following to the end thereof:

                  "The Investments described in clauses (h) and (i) of the definition of the term "Restricted Investments" shall be excluded from "Restricted Investments" only if and to the extent such Investments were made on or prior to September 29, 2000.

         Section 1.8. The defined term "EBITDA Ratio" shall be inserted in alphabetical order in Schedule B of each of the Existing Purchase Agreements and shall read as follows:

                  "EBITDA Ratio" shall mean, with respect to any period of calculation under Section 10.11, the ratio of (i) the sum of

                  Earnings Before Interest and Taxes plus depreciation and amortization taken by the Company during such period in accordance with GAAP, to (ii) Interest Charges for such period excluding from such Interest Charges referred to in this clause (ii), however, for the purposes of determining the EBITDA Ratio (but only to the extent otherwise included in Interest Charges), all deferred or capitalized interest and all debt discount and expense amortized or required to be amortized in the determination of Consolidated Net Income for such period.

         Section 1.9. Each of the Existing Note Purchase Agreements shall be and is hereby amended by substituting for the respective Exhibits 1 to each of said Existing Note Purchase Agreements a new Exhibit 1 in the form of Exhibit C hereto, in the case of the Existing Amended and Restated Note Purchase Agreements and in the form of Exhibit D hereto, in the case of the Existing 1998 Note Purchase Agreements. In addition, each of the Existing Note Purchase Agreements shall contain a new Exhibit 1-B in the form of Exhibit E hereto, in the case of the Existing Amended and Restated Note Purchase Agreements and in the form of Exhibit F hereto, in the case of the Existing 1998 Note Purchase Agreements.

SECTION 2.  CONDITIONS PRECEDENT.

         Section 2.1. Conditions Precedent. This 2000-B Amendment and Warrant Agreement shall be effective as of September 29, 2000 (the "2000-A Amendment Effective Date") when each of the following conditions shall have been satisfied:

                   (a) Each Noteholder shall have received this 2000-B Amendment and Warrant Agreement, duly executed by the Company.

                   (b) The Required Holders in respect of each of the Existing Note Purchase Agreements shall have consented to this 2000-B Amendment and Warrant Agreement as evidenced by their execution thereof; provided that the amendments contained in Section 1.2 of this 2000-B Amendment and Warrant Agreement shall be effective only as to each holder of Notes which has consented hereto.

                   (c) The representations and warranties of the Company set forth in Section 3 hereof are true and correct as of the date of the execution and delivery of this 2000-B Amendment and Warrant Agreement.

                   (d) The Company shall have issued, executed and delivered to each of the Noteholders a Warrant substantially in the form of Exhibit A hereto relating to the number of shares of Common Stock of the Company indicated in Schedule I hereto.

                   (e) Any consents or approvals from any holder or holders of any outstanding Security of the Company or any Subsidiary and any amendments of agreements pursuant to which any Securities may have been issued which shall be necessary to permit the consummation of the transactions contemplated hereby shall have been obtained and all such consents or amendments shall be reasonably satisfactory in form and substance to the Noteholders and their special counsel.

                   (f) The Company shall have paid, or have provided a satisfactory retainer for, the fees and disbursements of the Noteholders' special counsel, Chapman and Cutler, incurred in connection with the negotiation, preparation, execution and delivery of this 2000-B Amendment and Warrant Agreement, as required by Section
         15.1 of the Existing Note Purchase Agreements.

                   (g) Independent counsel for the Company shall have delivered legal opinions of such counsel to the Noteholders in form and substance satisfactory to the Noteholders, dated as of the 2000-A Amendment Effective Date covering the matters set forth in Exhibit B hereto and covering such other matters incident to the transactions contemplated hereby as the Noteholders or their counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Noteholders).

                   (h) Each Noteholder shall have received a new Note of the appropriate issue and series in exchange for its outstanding Note, which new Note shall be dated the date of the last full interest payment and shall be substantially in the form of Exhibit C, in the case of the Outstanding Amended and Restated Notes and in the form of Exhibit D, in the case of the Outstanding 1998 Notes. Any Noteholder shall have the right to waive this condition precedent with respect to itself without prejudice to its rights under Section 4.6 hereof. In the event that any replacement Note is in fact issued by the Company as contemplated in this Section 2.1(h), the old Note with respect to which the new replacement Note was issued shall be deemed replaced and superseded by the new Note notwithstanding any failure of a Noteholder to deliver such old Note on a timely basis.

SECTION 3.   REPRESENTATIONS AND WARRANTIES.

         Section 3.1. Representations and Warranties. The Company hereby represents and warrants that as of the date hereof and as of the date of execution and delivery of this 2000-B Amendment and Warrant Agreement:

                   (a) This 2000-B Amendment and Warrant Agreement, the Existing Note Purchase Agreements (as amended hereby), Outstanding Notes (as amended hereby), the PIK Notes referred to hereinabove and the Warrants are within the corporate powers of the Company, have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitute legal, valid and binding obligations of the Company enforceable in accordance with their respective terms.

                   (b) The Outstanding Amended and Restated Notes and the Outstanding 1998 Notes held by the Noteholders are amended hereby as set forth herein without regard to any exchange of Outstanding Notes for New Notes.

                   (c) After giving effect to this 2000-B Amendment and Warrant Agreement, no Default or Event of Default has occurred and is continuing.

                   (d) The execution, delivery and performance of this 2000-B Amendment and Warrant Agreement including the issuance of the Warrants and the PIK Notes referred to hereinabove by the Company does not and will not result in a violation of or default under (A) the articles of incorporation or bylaws of the Company, (B) any material agreement to which the Company is a party or by which it is bound or to which the Company or any of its properties is subject, (C) any order, writ, injunction or decree binding on the Company, or (D) any statute, regulation, rule or other law applicable to the Company.

SECTION 4.   MISCELLANEOUS.

         Section 4.1. Except as amended herein, all terms and provisions of the Existing Note Purchase Agreements and the Outstanding Notes are hereby ratified, confirmed and approved in all respects.

         Section 4.2. Any and all notices, requests, certificates and other instruments, including the Outstanding Notes as amended hereby, may refer to the "Note Purchase Agreements" without making specific reference to this 2000-B Amendment and Warrant Agreement, but nevertheless all such references shall be deemed to include this 2000-B Amendment and Warrant Agreement unless the context shall otherwise require.

         Section 4.3. This 2000-B Amendment and Warrant Agreement and all covenants herein contained shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereunder. All covenants made by the Company herein shall survive the closing and the delivery of this 2000-B Amendment and Warrant Agreement.

         Section 4.4. This 2000-B Amendment and Warrant Agreement shall be governed by and construed in accordance with Illinois law.

         Section 4.5. The capitalized terms used in this 2000-B Amendment and Warrant Agreement shall have the respective meanings specified in the related Existing Note Purchase Agreements unless otherwise herein defined or the context hereof shall otherwise require.

         Section 4.6. The Company will, at its own expense, upon the request of any Noteholder who has not previously received a new Note prepare a new Note of the appropriate issue and series and execute and deliver such new Note to such Noteholder, which new Note shall be substantially in the form of Exhibit C, in the case of the Outstanding Amended and Restated Notes and in the form of Exhibit D, in the case of the Outstanding 1998 Notes.

         The execution hereof by the respective Noteholders shall constitute a contract among the Company and the Noteholders for the uses and purposes hereinabove set forth. This 2000-B Amendment and Warrant Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement. Counterpart signature pages are deemed to be evidence of agreement to deliver original executed counterparts of such signature pages as promptly as practicable thereafter.

                              AMERICAN HOMESTAR CORPORATION




                              By           /s/ CRAIG A. REYNOLDS
                                ------------------------------------------------
                                Its    Executive Vice President - CFO

         This foregoing 2000-B Amendment and Warrant Agreement is hereby accepted and agreed to as of the date aforesaid.

                              MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                                By: David L. Babson and Company Incorporated,
                                    as Investment Adviser



                                By:           /s/ KATHLEEN LYNCH
                                   ---------------------------------------------
                                  Name:           Kathleen Lynch
                                       -----------------------------------------
                                  Title:        Managing Director
                                        ----------------------------------------

         This foregoing 2000-B Amendment and Warrant Agreement is hereby accepted and agreed to as of the date aforesaid.

                               ALLSTATE LIFE INSURANCE COMPANY




                               By /s/ RONALD A. MENDEL
                                 -----------------------------------------------
                                 Its  Authorized Signatory




                               By /s/ PATRICIA W. WILSON
                                 -----------------------------------------------
                                 Its  Authorized Signatory

         This foregoing 2000-B Amendment and Warrant Agreement is hereby accepted and agreed to as of the date aforesaid.

                               ALLSTATE INSURANCE COMPANY



                               By /s/ RONALD A. MENDEL
                                 -----------------------------------------------
                                 Its  Authorized Signatory




                               By /s/ PATRICIA W. WILSON
                                 -----------------------------------------------
                                 Its  Authorized Signatory

         This foregoing 2000-B Amendment and Warrant Agreement is hereby accepted and agreed to as of the date aforesaid.

                               THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY




                               By /s/ JEROME R. BAIER
                                 -----------------------------------------------
                                 Its  Authorized Representative

         This foregoing 2000-B Amendment and Warrant Agreement is hereby accepted and agreed to as of the date aforesaid.

                               NORTHERN LIFE INSURANCE COMPANY




                               By /s/ GARY L. JACOBSEN
                                 -----------------------------------------------
                                 Its  Assistant Treasurer

         This foregoing 2000-B Amendment and Warrant Agreement is hereby accepted and agreed to as of the date aforesaid.

                               WASHINGTON SQUARE ADVISERS PRIVATE
                                 PLACEMENT TRUST FUND


                               By /s/ FRANK P. PINTENS
                                 -----------------------------------------------
                                 Its  Senior Vice President

         This foregoing 2000-B Amendment and Warrant Agreement is hereby accepted and agreed to as of the date aforesaid.

                               RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK



                               By /s/ GARY L. JACOBSEN
                                 -----------------------------------------------
                                 Its  Vice President, Investments

         This foregoing 2000-B Amendment and Warrant Agreement is hereby accepted and agreed to as of the date aforesaid.

                               GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY




                               By /s/ JON LUCIA
                                 -----------------------------------------------
                                 Its  Investment Officer

         This foregoing 2000-B Amendment and Warrant Agreement is hereby accepted and agreed to as of the date aforesaid.

                               KEMPER INVESTORS LIFE INSURANCE COMPANY


                               By /s/ DAVID JORGENSEN
                                  ---------------------------------------
                                  Its  Corporate Controller and Treasurer



                               By /s/ DEBRA REZABEK
                                  ---------------------------------------
                                  Its  Executive Vice President, General
                                       Counsel and Corporate Secretary

         This foregoing 2000-B Amendment and Warrant Agreement is hereby accepted and agreed to as of the date aforesaid.

                               FEDERAL KEMPER LIFE ASSURANCE COMPANY


                               By /s/ DAVID JORGENSEN
                                  ---------------------------------------
                                  Its  Corporate Controller and Treasurer



                               By /s/ DEBRA REZABEK
                                  ---------------------------------------
                                  Its  Executive Vice President, General
                                       Counsel and Corporate Secretary

         This foregoing 2000-B Amendment and Warrant Agreement is hereby accepted and agreed to as of the date aforesaid.

                               ZURICH LIFE INSURANCE COMPANY OF AMERICA


                               By /s/ DAVID JORGENSEN
                                  ---------------------------------------
                                  Its  Corporate Controller and Treasurer



                               By /s/ DEBRA REZABEK
                                  ---------------------------------------
                                  Its  Executive Vice President, General
                                       Counsel and Corporate Secretary

         This foregoing 2000-B Amendment and Warrant Agreement is hereby accepted and agreed to as of the date aforesaid.

                               FIDELITY LIFE ASSOCIATION


                               By /s/ DAVID JORGENSEN
                                  ---------------------------------------
                                  Its  Corporate Controller and Treasurer



                               By /s/ DEBRA REZABEK
                                  ---------------------------------------
                                  Its  Executive Vice President, General
                                       Counsel and Corporate Secretary

         This foregoing 2000-B Amendment and Warrant Agreement is hereby accepted and agreed to as of the date aforesaid.

                               AMERICAN BANKERS LIFE ASSURANCE
                                 COMPANY OF FLORIDA


                               By          /s/ ROBERT C. LINDBERG
                                 -----------------------------------------------
                                 Its             Vice President

         This foregoing 2000-B Amendment and Warrant Agreement is hereby accepted and agreed to as of the date aforesaid.

                               AMERICAN BANKERS LIFE INSURANCE
                                 COMPANY INC. OF FLORIDA


                               By         /s/ ROBERT C. LINDBERG
                                 -----------------------------------------------
                                 Its            Vice President

         This foregoing 2000-B Amendment and Warrant Agreement is hereby accepted and agreed to as of the date aforesaid.

                               BAYSTATE HEALTH SYSTEM, INC.
                               By: David L. Babson and Company Incorporated, as Investment Sub-Adviser




                               By: /s/ JILL A. FIELDS
                                  ----------------------------------------------
                               Name:   Jill A. Fields
                                    --------------------------------------------
                               Title:  Managing Director
                                     -------------------------------------------

         This foregoing 2000-B Amendment and Warrant Agreement is hereby accepted and agreed to as of the date aforesaid.

                               C.M. LIFE INSURANCE COMPANY
                               By: David L. Babson and Company Incorporated, as Investment Sub-Adviser


                               By: /s/ THOMAS P. SHEA
                                  ----------------------------------------------
                               Name:   Thomas P. Shea
                                    --------------------------------------------
                               Title:  Managing Director
                                     -------------------------------------------

         This foregoing 2000-B Amendment and Warrant Agreement is hereby accepted and agreed to as of the date aforesaid.

                               RELIASTAR LIFE INSURANCE COMPANY


                               By /s/ GARY L. JACOBSON
                                 -----------------------------------------------
                                 Its  Authorized Representative

         This foregoing 2000-B Amendment and Warrant Agreement is hereby accepted and agreed to as of the date aforesaid.

                               SECURITY CONNECTICUT LIFE INSURANCE COMPANY



                               By /s/ GARY L. JACOBSON
                                 -----------------------------------------------
                               Its  Assistant Treasurer

         This foregoing 2000-B Amendment and Warrant Agreement is hereby accepted and agreed to as of the date aforesaid.

                               PROVIDENT MUTUAL LIFE INSURANCE COMPANY


                               By /s/ JAMES D. KESTNER
                                 -----------------------------------------------
                               Its  Vice President

                                   Schedule I
                  (to 2000-B Amendment and Warrant Agreement)




                                       OUTSTANDING PRINCIPAL AMOUNT OF                                             NUMBER OF
                                           OUTSTANDING AMENDED AND        OUTSTANDING PRINCIPAL AMOUNT OF          SHARES OF
                                          RESTATED NOTES HELD AS OF      OUTSTANDING 1998 NOTES HELD AS OF       COMMON STOCK
        NAME OF HOLDER                        SEPTEMBER 29, 2000                SEPTEMBER 29, 2000              ISSUABLE UNDER
        OF NOTES                                                                                                    WARRANT
MASSACHUSETTS MUTUAL LIFE INSURANCE               $9,800,000                        $7,750,000
     COMPANY                                      $4,200,000                        $2,000,000
                                                                                    $1,500,000

BAYSTATE HEALTH SYSTEM, INC.                                                         $500,000

CM LIFE INSURANCE COMPANY                                                            $250,000

ALLSTATE LIFE INSURANCE COMPANY                   $1,000,000
                                   $3,000,000
                                   $1,500,000
                                   $3,000,000
                                   $1,500,000

ALLSTATE INSURANCE COMPANY                                                          $5,000,000

THE NORTHWESTERN MUTUAL LIFE                     $10,000,000                        $10,000,000
     INSURANCE COMPANY

NORTHERN LIFE INSURANCE COMPANY                   $4,500,000                        $2,000,000

WASHINGTON SQUARE ADVISERS PRIVATE                $2,500,000
     PLACEMENT TRUST FUND

RELIASTAR LIFE INSURANCE COMPANY OF               $1,000,000
     NEW YORK (FORMERLY RELIASTAR
     BANKERS SECURITY LIFE INSURANCE
     COMPANY)

RELIASTAR LIFE INSURANCE COMPANY                  $1,000,000                        $4,000,000

SECURITY CONNECTICUT LIFE INSURANCE                                                 $2,000,000
     COMPANY



                                       OUTSTANDING PRINCIPAL AMOUNT OF                                             NUMBER OF
                                           OUTSTANDING AMENDED AND        OUTSTANDING PRINCIPAL AMOUNT OF          SHARES OF
                                          RESTATED NOTES HELD AS OF      OUTSTANDING 1998 NOTES HELD AS OF       COMMON STOCK
        NAME OF HOLDER                        SEPTEMBER 29, 2000                SEPTEMBER 29, 2000              ISSUABLE UNDER
        OF NOTES                                                                                                    WARRANT

GENERAL ELECTRIC CAPITAL ASSURANCE                $6,000,000
     COMPANY (FORMERLY GREAT NORTHERN
     INSURED ANNUITY CORPORATION)

KEMPER INVESTORS LIFE INSURANCE                   $2,900,000                        $6,900,000
     COMPANY

FEDERAL KEMPER LIFE ASSURANCE COMPANY             $1,400,000                        $3,400,000

ZURICH LIFE INSURANCE COMPANY OF                   $200,000                          $500,000
     AMERICA

FIDELITY LIFE ASSOCIATION                          $175,000                         $1,200,000
                                    $175,000
                                    $150,000

AMERICAN BANKERS LIFE ASSURANCE                   $4,000,000
     COMPANY OF FLORIDA

AMERICAN BANKERS LIFE INSURANCE                                                     $1,000,000
     COMPANY INC. OF FLORIDA

PROVIDENT MUTUAL LIFE INSURANCE                   $3,000,000                        $3,000,000
     COMPANY


                                    EXHIBIT A
                   (to 2000-B Amendment and Warrant Agreement)





                               [FORM OF WARRANTS]

                                    EXHIBIT B
                   (to 2000-B Amendment and Warrant Agreement)








                    FORM OF OPINION OF COUNSEL TO THE COMPANY

                                   EXHIBIT 1
                          (to Note Purchase Agreement)
                                    EXHIBIT C
                   (to 2000-B Amendment and Warrant Agreement)

                FORM OF NEW OUTSTANDING AMENDED AND RESTATED NOTE

                          AMERICAN HOMESTAR CORPORATION


                      13.57% Senior Note Due July 10, 2007

No.[___________]                                              September 30, 2000

$[______________]                                               PPN 026651 _____

         FOR VALUE RECEIVED, the undersigned, AMERICAN HOMESTAR CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Texas, hereby promises to pay to [_______________________________], or registered assigns, the principal sum of [______________________________] DOLLARS on July 10, 2007, with interest
(computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 13.57% per annum from the date hereof, payable quarterly, on the last day of March, June, September and December in each year, and at maturity, commencing with the first of such dates next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount or Modified Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 15.57% or (ii) 2.0% over the rate of interest publicly announced by Citibank, N.A., or any successor thereof, from time to time in New York, New York as its "base" or "prime" rate. This Note may bear a lower rate of interest pursuant to
Section 1.2 of the Note Purchase Agreements (defined below) to which reference is hereby made. A portion of the interest hereon on certain interest payment dates may be paid in the form of PIK Notes in accordance with the provisions of
Section 1.2 of the Note Purchase Agreements. The principal amount hereof may be increased by the unpaid principal amount of the PIK Notes from and after September 30, 2001 pursuant to and in accordance with the provisions of Section
1.2 of the Note Purchase Agreements.

         Payments of principal of, interest on and any Make-Whole Amount or Modified Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank One, N.A. in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of the Senior Notes (herein called the "Notes") issued pursuant to separate Amended and Restated Note Purchase Agreements, dated as of September 15, 1998 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Holders named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount or Modified Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

         The Company and the holder hereof acknowledge and agree that the interest rate or other forbearance payable on the Notes shall not exceed the highest rate permitted under applicable law.

         This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                               AMERICAN HOMESTAR CORPORATION


                               By
                                 -----------------------------------------------
                                 Its
                                    --------------------------------------------

                                    EXHIBIT 1
                          (to Note Purchase Agreement)
                                    EXHIBIT D
                   (to 2000-B Amendment and Warrant Agreement)


                        FORM OF NEW OUTSTANDING 1998 NOTE

                          AMERICAN HOMESTAR CORPORATION

         [12.50/12.39]% Senior Note, Series [__], Due September 15, 2008

No.[___________]                                              September 30, 2000

$[______________]                                               PPN 026651 _____

         FOR VALUE RECEIVED, the undersigned, AMERICAN HOMESTAR CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Texas, hereby promises to pay to [_______________________________], or registered assigns, the principal sum of [______________________________] DOLLARS on September 15, 2008, with interest
(computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of [12.50/12.39]% per annum from the date hereof, payable quarterly, on the last day of March, June, September and December in each year, and at maturity, commencing with the first of such dates next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount or Modified Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) [14.50/14.39]% or (ii) 2.0% over the rate of interest publicly announced by Citibank, N.A., or any successor thereof, from time to time in New York, New York as its "base" or "prime" rate. This Note may bear a lower rate of interest pursuant to Section 1.2 of the Note Purchase Agreements (defined below) to which reference is hereby made. A portion of the interest hereon on certain interest payment dates may be paid in the form of PIK Notes in accordance with the provisions of Section 1.2 of the Note Purchase Agreements. The principal amount hereof may be increased by the unpaid principal amount of the PIK Notes from and after September 30, 2001 pursuant to and in accordance with the provisions of
Section 1.2 of the Note Purchase Agreements.

         Payments of principal of, interest on and any Make-Whole Amount or Modified Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank One, N.A. in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of the Series [__] of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of September 15, 1998 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in

Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount or Modified Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

         The Company and the holder hereof acknowledge and agree that the interest rate or other forbearance payable on the Notes shall not exceed the highest rate permitted under applicable law.

         This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                               AMERICAN HOMESTAR CORPORATION

                               By
                                 -----------------------------------------------
                                 Its
                                    --------------------------------------------

                                   EXHIBIT 1-B
                          (to Note Purchase Agreement)
                                    EXHIBIT E
                   (to 2000-B Amendment and Warrant Agreement)


           FORM OF PIK NOTE RE: OUTSTANDING AMENDED AND RESTATED NOTES


                          AMERICAN HOMESTAR CORPORATION


                  13.57% Senior PIK Note Due September 30, 2001

No.[___________]                                                          [Date]

$[______________]                                              PPN 026651 ______

         FOR VALUE RECEIVED, the undersigned, AMERICAN HOMESTAR CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Texas, hereby promises to pay to [_______________________________], or registered assigns, the principal sum of [______________________________] DOLLARS on September 30, 2001, with interest
(computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 10.07% per annum from the date hereof, payable at maturity, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount or Modified Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable at maturity as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 15.57% or (ii) 2.0% over the rate of interest publicly announced by Citibank, N.A., or any successor thereof, from time to time in New York, New York as its "base" or "prime" rate. It is specifically acknowledged and agreed that any Senior PIK Note issued on September 30, 2001 shall also be and become immediately due and payable on September 30, 2001.

         Payments of principal of, interest on and any Make-Whole Amount or Modified Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank One, N.A. in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of the Senior PIK Notes (herein called the "Notes") issued pursuant to separate Amended and Restated Note Purchase Agreements, dated as of September 15, 1998 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Holders named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount or Modified Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

         The Company and the holder hereof acknowledge and agree that the interest rate or other forbearance payable on the Notes shall not exceed the highest rate permitted under applicable law.

         This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                               AMERICAN HOMESTAR CORPORATION

                               By
                                 -----------------------------------------------
                                 Its
                                    --------------------------------------------

                                   EXHIBIT 1-B
                          (to Note Purchase Agreement)
                                    EXHIBIT F
                   (to 2000-B Amendment and Warrant Agreement)


                   FORM OF PIK NOTE RE: OUTSTANDING 1998 NOTES


                          AMERICAN HOMESTAR CORPORATION


       [12.50/12.39]% Senior PIK Note, Series [__], Due September 30, 2001

No.[___________]                                                          [Date]

$[______________]                                              PPN 026651 ______

         FOR VALUE RECEIVED, the undersigned, AMERICAN HOMESTAR CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Texas, hereby promises to pay to [_______________________________], or registered assigns, the principal sum of [______________________________] DOLLARS on September 30, 2001, with interest
(computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of [12.50/12.39]% per annum from the date hereof, payable at maturity, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount or Modified Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable at maturity as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) [14.50/14.39]% or (ii) 2.0% over the rate of interest publicly announced by Citibank, N.A., or any successor thereof, from time to time in New York, New York as its "base" or "prime" rate. It is specifically acknowledged and agreed that any Senior PIK Note issued on September 30, 2001 shall also be and become immediately due and payable on September 30, 2001.

         Payments of principal of, interest on and any Make-Whole Amount or Modified Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank One, N.A. in Chicago, Illinois or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of the Senior PIK Notes, Series [___] (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of September 15, 1998 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Holders named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6 of the Note Purchase Agreements.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount or Modified Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

         The Company and the holder hereof acknowledge and agree that the interest rate or other forbearance payable on the Notes shall not exceed the highest rate permitted under applicable law.

         This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                               AMERICAN HOMESTAR CORPORATION

                               By
                                 -----------------------------------------------
                                 Its
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